                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated October 24, 1997, in this Form 10-K, into the Company's previously filed Registration Statements File numbers 333-10745 and 333-22477.


                                                      /s/ Arthur Andersen LLP
                                                      -----------------------
                                                          Arthur Andersen LLP

Hartford, Connecticut
December 19, 1997